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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             ANSYS DIAGNOSTICS, INC.
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             (Exact name of registrant as specified in its charter)

                  DELAWARE                                 33-0316510
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          (State of incorporation                        (I.R.S. Employer
               or organization                          Identification No.)

25200 COMMERCENTRE DRIVE, LAKE FOREST, CALIFORNIA             92630
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    (Address of principal executive offices)                (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

       Title of each class                     Name of each exchange on which
       to be so registered                     each class is to be registered
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              None                                       None

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]

Securities Act registration statement file number to which this form relates: 333-72665 (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

                    COMMON STOCK, PAR VALUE $0.0001 PER SHARE
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                                (Title of Class)

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                                (Title of Class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

        This registration statement relates to the registration with the Securities and Exchange Commission of shares of Common Stock, par value $0.0001 (the "Common Stock"), of ANSYS Diagnostics, Inc., a Delaware corporation (the "Registrant"). The description of the Common Stock to be registered hereunder set forth under the caption "Description of Capital Stock" at page 63 of the Registrant's Registration Statement on Form S-1, Registration No. 333-72665 (the "Registration Statement"), filed with the Securities and Exchange Commission, as amended, is incorporated herein by this reference.



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ITEM 2.  EXHIBITS.

    The following documents are included as Exhibits to Registrant's Registration Statement and incorporated herein by this reference:


                                                               Form S-1
          Exhibit Description                                Exhibit Number
          -------------------                                --------------
    (a)   Certificate of Incorporation of ANSYS                  3.1

    (b)   Bylaws of ANSYS                                        3.2

    (c)   Specimen certificate representing shares
          of common stock of the Company                         4.1



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                                    SIGNATURE

    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              (Registrant)
                                              ANSYS Diagnostics, Inc.

                                              Date: April 26, 1999

                                              By: /s/ STEPHEN K. SCHULTHEIS
                                                 ------------------------------
                                                 Stephen K. Schultheis,
                                                 Chief Executive Officer
                                                 and President


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